EXHIBIT 10.8
                                                                    ------------
                                 SWING LINE NOTE
                                 ---------------


$1,000,000.00                Manchester, New Hampshire          October 15, 2003


     FOR VALUE RECEIVED, PRESSTEK, INC, a Delaware corporation having its chief executive offices at 55 Executive Drive, New Hampshire 03051 (the "Borrower") HEREBY PROMISES TO PAY to the order of CITIZENS BANK NEW HAMPSHIRE, a guaranty savings bank chartered under the laws of the State of New Hampshire ("Swing Line Lender"), at the offices of CITIZENS BANK NEW HAMPSHIRE (as "Administrative Agent") at 875 Elm Street, Manchester, New Hampshire 03101, or at such other place as Administrative Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ONE MILLION DOLLARS ($1,000,000.00) or, if less, the aggregate unpaid amount of all Swing Line Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement (as hereinafter defined).

     This Swing Line Note is issued pursuant to that certain Credit Agreement dated as of October 15, 2003, by and among Borrower, Lasertel Inc., as "Guarantor", Administrative Agent, Swing Line Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Collateral Documents, and all of the other Loan Documents. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Swing Line Advance made by Swing Line Lender to Borrower, the rate of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Administrative Agent on its books; provided that the failure of Administrative Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Swing Line Note in respect of the Swing Line Advances made by Swing Line Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

     If any payment on this Swing Line Note becomes due and payable on a day other than a Business Day the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Swing Line Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Swing Line Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
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     Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

     THIS SWING LINE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW HAMPSHIRE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

     IN WITNESS WHEREOF, the Borrower has executed and delivered this Swing Line Note as of the date first set forth above.


                                           BORROWER:

                                           PRESSTEK, INC.


/s/ James F. Scafide                       By: /s/ Moosa E. Moosa
----------------------                         --------------------------------
Witness                                        Moosa E. Moosa, Vice President -
                                               Finance/Chief Financial Officer